EXHIBIT 10.21
AMENDMENT TO ADDENDUM TO ASSET CONTRIBUTION AGREEMENT
     THIS AMENDMENT (together with all exhibits hereto, this “Amendment”) TO THE ADDENDUM TO ASSET CONTRIBUTION AGREEMENT (the “Addendum”) is made and entered into effective the 26th day of April, 2007 (the “Effective Date”), by and among Z-KAT, INC., a Florida corporation (“Z-KAT”), and MAKO Surgical Corp, a Delaware corporation (“MAKO,” with each of Z-KAT and MAKO being referred to as a “Party” and, together, as the “Parties.”)
RECITALS
     The following recitals for the basis hereof, are hereby acknowledged to be true by the Parties, and are hereby incorporated herein by this reference:
A.	Section 4 of the Addendum contemplated the complete transition and transfer of all of Z-KAT’s business activities (e.g. administrative and commercial functions) from MAKO to Z-KAT during the period beginning December 28, 2006 and ending on or before April 28, 2007 (the “Transition Period”).

B.	Section 3 of the Addendum contains specific prohibitions pertaining to actions and activities by MAKO employees on behalf of Z-KAT, both during the Transition Period and thereafter.

C.	The Parties desire to extend the Transition Period to allow for the orderly and complete transfer and transition of business activities, while simultaneously ensuring that no actions undertaken are violative of the prohibitions set forth in the Addendum.

D.	Terms not expressly defined in this Amendment shall have the meanings ascribed in the Addendum.
     NOW THEREFORE, for and in consideration of the premises, the mutual representations, warranties and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
AGREEMENT
     1. EXTENSION OF TRANSITION PERIOD. Section 4.2 of the Addendum is deleted in its entirety, and the following new Section 4.2 substituted therefore:
For the period commencing as of the Effective Date and concluding no later than May 31, 2007 (the “Transition Period”), each of Z-KAT and MAKO agree to make best efforts to completely transfer all business activities (e.g., administrative (legal and accounting) and commercial (sale of markers)) to Z-KAT personnel (the “Transition”), subject to the following terms, conditions and restrictions:

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     (a) Applicable MAKO personnel shall provide reasonable services at no charge (but subject to the Consulting Conditions) to assist during the Transition Period, including, without limitation, (i) providing specific instructions to any Z-KAT nominee dedicated by Z-KAT to fulfilling commercial orders for fiducial markers (the “Nominee”), including acquainting such Nominee with all information required to fulfill such commercial orders in compliance with known applicable regulatory requirement (if any) and (ii) identifying for Z-KAT what hard assets and business files (not financial or legal) segregated and identified at the MAKO facility are or could be valuable to Z-KAT for potential future business (such person being referred to as the “Appraiser”).
     (b) Z-KAT will remove all assets and inventory from MAKO’s facility by the conclusion of the Transition Period.
     (c) Upon reasonable request during or after the Transition, MAKO will, at Z-KAT’s option and upon written request, either deliver to or cause to be delivered to Z-KAT or make available to Z-KAT on a commercially reasonable basis during normal business hours, any or all of the following requested documents:
          (i) all financial and legal records relating to Z-KAT in the possession of MAKO and any copies of all technical documentation owned by Z-KAT in the possession of any of MAKO’s employees, consultants and advisors (including all information originally provided by Z-KAT to MAKO); and
          (ii) copies of all information (documents, software, etc.) with respect to all Improvements (as defined in the Z-KAT/MAKO 2004 License), Licensed IP Rights and Technical Information (as those terms are defined in the Z-KAT/MAKO 2006 License), or other properties that are licensed to Z-KAT.
     (d) During and for a reasonable time following the Transition Period, Z-KAT will have reasonable access to MAKO personnel (subject to the Consulting Conditions) for purposes of assisting Z-KAT personnel in understanding the documentation referenced in this Section 4.2.
     (e) Z-KAT may periodically request delivery, and MAKO will deliver or cause to be delivered, any new information (documents, software, etc.) first created after delivery of information pursuant to section 4.2(c)(ii) with respect to all Improvements (as defined in the Z-KAT/MAKO 2004 License), Licensed IP Rights and Technical Information (as those terms are defined in the Z-KAT/MAKO 2006 License), or other properties that are licensed to Z-KAT.
     2. ACCEPTANCE OF INITIAL NOMINEE AND APPRAISER. The Parties agree that for all purposes, the designation of (a) Deb Abovitz, wife of MAKO Employee Rony Abovitz, as the Nominee and (b) Rony Abovitz as the Appraiser, each is and shall be acceptable during and after the Transition, it being expressly acknowledged that neither such designation shall constitute a Material Breach under the Addendum.
     3. DISPOSITION OF CERTAIN ASSETS. MAKO represents and warrants to Z-KAT that, pursuant to Z-KAT’s request and on its behalf, on April 23, 2007, MAKO shipped

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

sixteen (16) boxes of legal files to Z-KAT’s attorney [***]. A true and correct copy of the Bill of Lading is attached hereto as Exhibit A.
     4. EFFECT ON THE ADDENDUM. Except as may be expressly provided herein, all terms and conditions set forth in the Addendum to which this Amendment applies, shall remain in full force and effect. In the event of a conflict between this Amendment and the Addendum, this Amendment shall be controlling.
     5. SIGNATURES. The Parties, having carefully read this Amendment and having consulted or been given an opportunity to consult counsel, have indicated their agreement to all of the above terms by signing this document. Each signatory hereto represents that it is authorized to sign this Amendment on behalf of the party for whom it purports to sign, having received all necessary corporate approvals.
* * *
     IN WITNESS WHEREOF, each Party has caused this Amendment to be executed by its duly authorized representatives on the respective dates entered below.

Z-KAT, Inc., 1940 Harrison Street, Suite 300, Hollywood, FL 33020
By:	/s/ John Whitman
	Name:	John R. Whitman
	Title:	Chairman Date: 4/26/07
	Date:	4/26/07

MAKO Surgical Corp., 2555 Davie Road Ft. Lauderdale, FL 33317
By:	/s/ Maurice Ferré
	Name:	Maurice Ferré
	Title:	President
	Date:	4/26/07

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.